UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 27, 2007 (February 22, 2007)

UNIVERSAL COMPRESSION HOLDINGS, INC.
UNIVERSAL COMPRESSION, INC.

(Exact name of registrants as specified in their charters)

Delaware	001-15843	13-3989167
Texas	333-48279	74-1282680
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4444 Brittmoore Road
Houston, Texas	77041
(Address of principal executive offices)	(Zip Code)

Registrants’ telephone number, including area code:  (713) 335-7000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           On February 22, 2007, the Compensation Committee of the Board of Directors of Universal Compression Holdings, Inc. (the “Compensation Committee”) approved the Officers’ Incentive Plan for the calendar year 2007 (the “2007 Bonus Plan”).  The 2007 Bonus Plan provides certain officers with the potential to earn a cash bonus expressed as a percentage of salary.  A brief description of the terms and conditions of the 2007 Bonus Plan is attached hereto as Exhibit 10.1.

Item 9.01       Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

10.1	Brief Description of Officers’ Incentive Plan for Calendar Year 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

UNIVERSAL COMPRESSION HOLDINGS, INC.
UNIVERSAL COMPRESSION, INC.
(Registrants)

Date: February 27, 2007
	By:	/s/ J. MICHAEL ANDERSON
J. Michael Anderson
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

10.1	Brief Description of Officers’ Incentive Plan for Calendar Year 2007